UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

CLIMB GLOBAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CLMB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Climb Global Solutions, Inc. (the “Company”) held the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) on June 13, 2023. At the 2023 Annual Meeting, 3,994,262 shares of the Company’s common stock were represented either in person or by proxy, which is equal to 87.72% of the Company’s issued and outstanding common stock as of the record date. At the 2023 Annual Meeting, the Company’s stockholders (i) elected the seven nominees named below to the Company’s Board of Directors, to serve until the next annual meeting of the stockholders and until their successors are elected and qualified; (ii) approved a non-binding, advisory resolution approving the compensation of the Company’s named executive officers; and (iii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

Proposal 1: Election of Directors — The final number of votes for, withheld or abstained from voting and broker-non-votes were as follows:

Nominee	Votes For	Votes Withheld	Votes Abstained	Broker Non- Votes
Jeff Geygan	2,425,529	472,931	-	1,095,802
John McCarthy	2,696,436	202,024	-	1,095,802
Andy Bryant	2,142,368	756,092	-	1,095,802
Dale Foster	2,837,316	61,144	-	1,095,802
Gerri Gold	2,692,772	205,688	-	1,095,802
Greg Scorziello	2,150,008	748,452	-	1,095,802
Kimberly Boren	2,524,492	373,968	-	1,095,802

Proposal 2: Advisory Resolution to Approve Compensation of the Company’s Named Executive Officers— The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,623,704	193,334	81,422	1,095,802

Proposal 3: Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2023 — The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,974,206	7,867	12,189	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIMB GLOBAL SOLUTIONS, INC.

Date: June 14, 2023	By:	/s/ Andrew Clark
	Name:	Andrew Clark
	Title:	Chief Financial Officer

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